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                                                                    Exhibit 23.2




                          INDEPENDENT AUDITOR'S CONSENT

We consent to the use in Amendment No. 1 to Registration Statement 333-47957 of United Community Financial Corp. on Form S-1 of our report dated February 28, 1997, appearing in the Prospectus, which is part of such Registration Statement.

We also consent to the reference to us under the headings, "Change in Accountants," and "Experts" in such Prospectus.



Packer, Thomas & Co.
Youngstown, Ohio
May 4, 1998